                                                                 [Draft--3/8/96]

                                                                     EXHIBIT 4.1

                 ==============================================

                           FARMLAND INDUSTRIES, INC.

                                       to

            THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), Trustee

                                 -------------

                                   INDENTURE

                          Dated as of March ___, 1996


                                 -------------



                           Providing for Issuance of



                           Debt Securities in Series


                ===============================================

Reconciliation and tie between Indenture, dated as of March ___, 1996, and the Trust Indenture Act of 1939, as amended.

               Trust Indenture Act           Indenture
               of 1939 Section               Section

                    310(a)(1)                6.12
                    (a)(2)                   6.12
                    (a)(3)                   TIA
                    (a)(4)                   Not applicable
                                             TIA
                    (a)(5)                   6.10; 6.12; TIA

                    311(a)                   TIA
                    (b)                      TIA

                    312(a)                   6.8; 6.16
                    (b)                      6.16; TIA
                    (c)                      6.16; TIA

                    313(a)                   6.7; 8.7; TIA
                    (b)                      TIA
                    (c)                      1.6; TIA
                    (d)                      TIA

                    314(a)                   9.6; 9.7; TIA
                    (b)                      Not Applicable
                    (c)(1)                   1.2
                    (c)(2)                   1.2
                    (c)(3)                   Not Applicable
                    (d)                      Not Applicable
                    (e)                      1.2

                    315(a)                   6.1; TIA
                    (b)                      6.6
                    (c)                      TIA
                    (d)(1)                   6.1; TIA
                    (d)(2)                   6.1; TIA
                    (d)(3)                   6.1; TIA
                    (e)                      TIA

                    316(a)(last sentence)    1.1
                    (a)(1)(A)                5.2; 5.8
                    (a)(1)(B)                5.7
                    (b)                      5.9; 5.10
                    (c)                      1.4; TIA
                    317(a)(1)                5.3
                    (a)(2)                   5.4
                    (b)                      9.3

                    318(a)                   1.11
                    (b)                      TIA
                    (c)                      1.11; TIA

-----------------------
This reconciliation and tie section does not constitute part of the Indenture.

                               TABLE OF CONTENTS


ARTICLE 1  Definitions and Other Provisions of General
 Application........................................................  1

     Section 1.1  Definitions.......................................  1
     Section 1.2  Compliance Certificates and Opinions..............  9
     Section 1.3  Form of Documents Delivered to Trustee............  10
     Section 1.4  Acts of Holders...................................  11
     Section 1.5  Notices, etc., to Trustee and Company.............  12
     Section 1.6  Notice to Holders; Waiver.........................  12
     Section 1.7  Headings and Table of Contents....................  13
     Section 1.8  Successors and Assigns............................  13
     Section 1.9  Separability......................................  13
     Section 1.10 Benefits of Indenture.............................  13
     Section 1.11 Governing Law.....................................  14
     Section 1.12 Legal Holidays....................................  14
     Section 1.13 Incorporators, Stockholders, Officers and
                  Directors of the Company Exempt from
                  Individual Liability.                               14

ARTICLE 2  Security Forms...........................................  15

     Section 2.1  Forms Generally...................................  15
     Section 2.2  Form of Trustee's Certificate of
                  Authentication                                      15
     Section 2.3  Securities in Global Form.........................  15

ARTICLE 3  The Securities...........................................  17

     Section 3.1  Amount Unlimited; Issuable in Series..............  17
     Section 3.2  Denominations.....................................  20
     Section 3.3  Execution, Authentication, Delivery and
                  Dating                                              20
     Section 3.4  Temporary Securities..............................  23
     Section 3.5  Registration, Registration of Transfer and
                  Exchange.                                           24
     Section 3.6  Replacement Securities............................  27
     Section 3.7  Payment of Interest; Interest Rights
                  Preserved.                                          28
     Section 3.8  Persons Deemed Owners.............................  29
     Section 3.9  Cancellation......................................  30
     Section 3.10 Computation of Interest...........................  30
     Section 3.11 CUSIP Numbers.....................................  30

ARTICLE 4  Satisfaction and Discharge; Defeasance...................  30

     Section 4.1  Termination of Company's Obligations Under
the Indenture.......................................................  30
     Section 4.2  Application of Trust Funds........................  32
     Section 4.3  Applicability of Defeasance Provisions............  32
     Section 4.4  Defeasance and Discharge..........................  32
     Section 4.5  Covenant Defeasance...............................  33
     Section 4.6  Conditions to Defeasance or Covenant
                  Defeasance........................................  33
     Section 4.7  Deposited Money and Government Obligations
                  to be Held in Trust...............................  35
     Section 4.8  Transfers and Distribution at Company
                  Request...........................................  36

ARTICLE 5  Defaults and Remedies....................................  37

     Section 5.1  Events of Default.................................  37
     Section 5.2  Acceleration; Rescission and Annulment............  38
     Section 5.3  Collection of Indebtedness and Suits for
                  Enforcement by Trustee............................  39
     Section 5.4  Trustee May File Proofs of Claim..................  40
     Section 5.5  Trustee May Enforce Claims Without
                  Possession of Securities..........................  40
     Section 5.6  Delay or Omission not Waiver......................  40
     Section 5.7  Waiver of Past Defaults...........................  40
     Section 5.8  Control by Majority...............................  40
     Section 5.9  Limitation on Suits by Holders....................  41
     Section 5.10 Rights of Holders to Receive Payment..............  42
     Section 5.11 Application of Money Collected....................  42
     Section 5.12 Restoration of Rights and Remedies................  42
     Section 5.13 Rights and Remedies Cumulative....................  42

ARTICLE 6  The Trustee..............................................  43

     Section 6.1  Certain Duties and Responsibilities...............  43
     Section 6.2  Rights of Trustee.................................  44
     Section 6.3  Trustee May Hold Securities.......................  46
     Section 6.4  Money Held in Trust...............................  46
     Section 6.5  Trustee's Disclaimer..............................  46
     Section 6.6  Notice of Defaults................................  46
     Section 6.7  Reports by Trustee to Holders.....................  47
     Section 6.8  Securityholder Lists..............................  47
     Section 6.9  Compensation and Indemnity........................  47
     Section 6.10 Replacement of Trustee............................  48
     Section 6.11 Acceptance of Appointment by Successor............  50
     Section 6.12 Eligibility; Disqualification.....................  51
     Section 6.13 Merger, Conversion, Consolidation or
                  Succession to Business............................  52
     Section 6.14 Appointment of Authenticating Agent...............  52
     Section 6.15 Trustee's Application for Instructions from
                  the Company.......................................  54

          Section 6.16 Preservation of Information; Communications
                  to Holders........................................  54

ARTICLE 7  Consolidation, Merger or Sale by the Company ............  55

     Section 7.1  Consolidation, Merger or Sale of Assets
                  Permitted.........................................  55

ARTICLE 8  Supplemental Indentures..................................  56

     Section 8.1  Supplemental Indentures Without Consent of
                  Holders...........................................  56
     Section 8.2  With Consent of Holders...........................  57
     Section 8.3  Compliance with Trust Indenture Act...............  58
     Section 8.4  Execution of Supplemental Indentures..............  58
     Section 8.5  Effect of Supplemental Indentures.................  58
     Section 8.6  Reference in Securities to Supplemental
                  Indentures........................................  59
     Section 8.7  Notice to Holders.................................  59

ARTICLE 9  Covenants................................................  59

     Section 9.1  Payment of Principal, Premium, if any, and
                  Interest..........................................  59
     Section 9.2  Maintenance of Office or Agency...................  59
     Section 9.3  Money for Securities to Be Held in Trust;
                  Unclaimed Money...................................  60
     Section 9.4  Corporate Existence...............................  62
     Section 9.5  Insurance.........................................  62
     Section 9.6  Reports by the Company............................  62
     Section 9.7  Annual Review Certificate; Notice of
                  Default...........................................  63
     Section 9.8  Provision of Financial Statements.................  63
     Section 9.9  Limitation on Liens...............................  64
     Section 9.10 Ownership of Material Subsidiary Stock............  66
     Section 9.11 Transactions with Affiliates......................  67
     Section 9.12 Prepayment of Subordinated Debt...................  67
     Section 9.13 Restriction on Certain Payments...................  67
     Section 9.14 Waiver of Certain Covenants.......................  68

ARTICLE 10  Redemption..............................................  68

     Section 10.1  Applicability of Article.........................  68
     Section 10.2  Election to Redeem; Notice to Trustee............  68
     Section 10.3  Selection of Securities to Be Redeemed...........  69
     Section 10.4  Notice of Redemption.............................  69
     Section 10.5  Deposit of Redemption Price......................  70
     Section 10.6  Securities Payable on Redemption Date............  70
     Section 10.7  Securities Redeemed in Part......................  71

 ARTICLE 11  Sinking Funds..........................................  71

     Section 11.1  Applicability of Article.........................  71
     Section 11.2  Satisfaction of Sinking Fund Payments with
                   Securities.......................................  72
     Section 11.3  Redemption of Securities for Sinking
                   Fund.............................................  72

     INDENTURE, dated as of March ___, 1996, from FARMLAND INDUSTRIES, INC., a Kansas corporation (the "Company"), to THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), as Trustee (the "Trustee").

                                    Recitals
                                    --------

     The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its debentures, notes or other evidences of indebtedness (the "Securities") to be issued in one or more series as herein provided.

     All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

     This Indenture is subject to the provisions of the Trust Indenture Act that are required to be a part of this Indenture and, to the extent applicable, shall be governed by such provisions.

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and ratable benefit of the Holders of the Securities or of any series thereof, as follows:


                                   ARTICLE 1

                        Definitions and Other Provisions
                        --------------------------------
                             of General Application
                             ----------------------


     Section 1.1  Definitions. (a) For all purposes of this Indenture, except as
                  -----------
otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such principles as are generally accepted at the date of such computation; and

          (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     "Affiliate" of any specified Person means any other Person directly or
      ---------
indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Authenticating Agent" means any authenticating agent appointed by the
      --------------------
Trustee pursuant to Section 6.14.

     "Board" or "Board of Directors" means the Board of Directors of the
      -----      ------------------
Company, the Executive Committee thereof or any other duly authorized committee thereof.

     "Board Resolution" means a copy of a resolution of the Board of Directors,
      ----------------
certified by the Corporate Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day", when used with respect to any Place of Payment or any other
      ------------
particular location referred to in this Indenture or in the Securities, means, unless otherwise specified with respect to any Securities pursuant to Section 3.1, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or particular location are authorized or obligated by law, executive order or regulation to close.

     "Commission" means the Securities and Exchange Commission, as from time to
      ----------
time constituted, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Company" means the Person named as the Company in the first paragraph of
      -------
this Indenture until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" means such
                                                             -------
successor corporation.

     "Company Order" and "Company Request" mean, respectively, a written order
      -------------       ---------------
or request signed in the name of the Company by the Chairman of the Board, the President, any Executive Vice President or any Senior Vice President, signing alone, by any Vice President signing together with the Treasurer, any Assistant Treasurer, the Corporate Secretary or any Assistant Secretary of the Company, or, with respect to Sections 3.3, 3.4, 3.5 and 6.1, any other employee of the Company named in an Officers' Certificate and delivered to the Trustee.

     "Corporate Trust Office" means the office of the Trustee in which at any
      ----------------------
particular time its corporate trust business shall be principally administered, which office at the date hereof is located at 4 Chase MetroTech Center, Brooklyn, New York, 11245, Attention: Institutional Trust Group.

     "corporation" includes corporations, associations, partnerships, limited
      -----------
liability companies, joint stock companies and business trusts.

     "Default" means any event which is, or after notice or passage of time, or
      -------
both, would be, an Event of Default.

     "Depositary", when used with respect to the Securities of or within any
      ----------
series issuable or issued in whole or in part in global form, means the Person designated as Depositary by the Company pursuant to Section 3.1 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter shall mean or include each Person which is then a Depositary hereunder, and if at any time there is more than one such Person, shall be a collective reference to such Persons.

     "Dollar" or "$" means the coin or currency of the United States of America
      ------      -
as at the time of payment is legal tender for the payment of public and private debts.

     "Government Obligations" means securities which are (i) direct obligations
      ----------------------
of the United States for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, each of which are not callable or redeemable at the option of the issuer thereof, and shall also include (A) a depositary receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of the holder of a depositary receipt, provided, however, that (except as required by law) such
                    --------  -------
custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the Government Obligation evidenced by such depositary receipt, (B) securities that are backed by United States government obligations as collateral under an arrangement by which the interest and principal payments on the collateral generally flow immediately through to the holder of the security, and
(C) money market funds, including, without limitation, The Chase Manhattan Bank (National Association) VISTA Money Market Funds, so long as such funds are rated Aaa by Moody's (so long as Moody's is a rating agency) and AAAm by Standard & Poor's (so long as Standard & Poor's is a rating agency), and any other funds for which the Trustee or an Affiliate of the Trustee serves as an investment advisor, administrator, shareholder servicing agent and/or custodian or subcustodian, provided that any shares of such funds have a credit rating of at least Aaa by Moody's (so long as Moody's is a rating agency) and AAAm by Standard & Poor's (so long as Standard & Poor's is a rating agency) and notwithstanding that the Trustee or an Affiliate of the Trustee charges and collects fees and expenses from such funds for services rendered. The Company hereby specifically authorizes the Trustee or an Affiliate of the Trustee to charge and collect all fees and expenses from such funds for services rendered to such funds.

     "Holder" means a Person in whose name a Security is registered on the
      ------
Register.

     "Indenture" means this instrument as originally executed or as it may from
      ---------
time to time be supplemented, amended or modified by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and, unless the context otherwise requires, shall include the terms of a particular series of Securities established as contemplated by Section 3.1.

     "interest", when used with respect to an Original Issue Discount Security
      --------
which by its terms bears interest only after Maturity, means interest payable after Maturity.

     "Interest Payment Date", when used with respect to any Security, means the
      ---------------------
Stated Maturity of an installment of interest on such Security.

     "Material Subsidiary" means, at any particular time, any Subsidiary that,
      -------------------
together with any Subsidiaries of such Subsidiary (i) accounted for more than five percent (5%) of the consolidated sales of the Company for its most recently completed fiscal year, or (ii) owned more than five percent (5%) of the consolidated assets of the Company as at the end of such fiscal year, all as calculated in accordance with generally accepted accounting principles.

     "Maturity", where used with respect to any Security, means the date on
      --------
which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

     "Officer" means the Chairman of the Board of Directors, the President, any
      -------
Executive Vice President, any Senior Vice President, any Vice President, the Corporate Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company.

     "Officers' Certificate" means a certificate signed by the Chairman of the
      ---------------------
Board, the President, any Executive Vice President or any Senior Vice President, signing alone, or by any Vice President signing together with the Corporate Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company.

     "Opinion of Counsel" means a written opinion of legal counsel, who may be
      ------------------
(a) counsel for the Company or (b) other counsel designated by the Company. Any counsel for the Company may be an employee of the Company.

     "Original Issue Discount Security" means any Security which provides for an
      --------------------------------
amount less than the stated principal thereof to be due and payable upon declaration of acceleration of the Maturity thereof pursuant to Section 5.2.

     "Outstanding", when used with respect to Securities, means, as of the date
      -----------
of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided, however, that,
                                                       --------  -------
     if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture and such Securities or provisions therefor satisfactory to the Trustee have been made;

          (iii) Securities, except to the extent provided in Sections 4.4 and 4.5, with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Article 4; and

          (iv) Securities which have been paid pursuant to Section 3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;
provided, however, that in determining whether the Holders of the requisite
--------  -------
principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, or whether sufficient funds are available for redemption or for any other purpose, and for the purpose of making the calculations required by Section 313 of the Trust Indenture Act, the principal amount of any Original Issue Discount Securities that may be counted in making such determination or calculation and that shall be deemed to be Outstanding for such purpose shall be equal to the amount of principal thereof that would be (or shall have been declared to be) due and payable, at the time of such determination, upon a declaration of acceleration of the maturity thereof pursuant to Section 5.2, and Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded and Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

     "Paying Agent" means any Person authorized by the Company to pay the
      ------------
principal of, premium, if any, or interest on any Securities on behalf of the Company.

     "Periodic Offering" means an offering of Securities of a series from time
      -----------------
to time, the specific terms of which Securities, including, without limitation, the rate or rates of interest or formula for determining the rate or rates of interest thereon, if any, the Stated Maturity or Stated Maturities thereof, the original issue date or dates thereof, the redemption provisions, if any, with respect thereto, and any other terms specified as contemplated by Section 3.1 with respect thereto, are to be determined by the Company upon the issuance of such Securities.

     "Person" means any individual, corporation, partnership, joint venture,
      ------
association, limited liability company, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Place of Payment", when used with respect to the Securities of or within
      ----------------
any series, means the place or places where, subject to the provisions of
Section 9.2, the principal of, premium, if any, and interest on such Securities are payable as specified as contemplated by Section 3.1.

     "Predecessor Security" of any particular Security means every previous
      --------------------
Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     "Redemption Date", when used with respect to any Security to be redeemed,
      ---------------
means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price", when used with respect to any Security to be redeemed
      ----------------
in whole or in part, means the price at which it is to be redeemed pursuant to this Indenture.

     "Regular Record Date" for the interest payable on any Interest Payment Date
      -------------------
on the Securities of or within any series means the date specified for that purpose as contemplated by Section 3.1.

     "Responsible Officer", when used with respect to the Trustee, shall mean
      -------------------
the chairman or any vice chairman of the board of directors, the chairman or any vice chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any senior vice president, any vice president, any assistant vice president, the secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any senior trust officer, any trust officer, the controller, any assistant controller, or any other officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, and also means, with respect to a particular corporate trust matter, any other officer to whom such corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

     "Security" or "Securities" has the meaning stated in the first recital of
      --------      ----------
this Indenture and more particularly means any Security or Securities of the Company issued, authenticated and delivered under this Indenture.

     "Special Record Date" for the payment of any Defaulted Interest on the
      -------------------
Securities of any series means a date fixed by the Trustee pursuant to Section 3.7.

     "Stated Maturity", when used with respect to any Security or any
      ---------------
installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

     "Subsidiary" means any corporation of which the Company at the time owns or
      ----------
controls, directly or indirectly, more than 50% of the shares of outstanding stock having general voting power under ordinary circumstances to elect a majority of the Board of Directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency).

     "Trinidad Venture" means the joint venture to be organized by the Company
      ----------------
and the Mississippi Chemical Corporation to acquire, own, develop, construct and/or operate a plant to produce anhydrous ammonia and related products (including urea) in The Republic of Trinidad and Tobago.

     "Trust Indenture Act" means the Trust Indenture Act of 1939 and any
      -------------------
reference herein to such Act or a particular provision thereof shall mean such Act or provision, as the case may be, as amended or replaced from time to time or as supplemented from time to time by rules or regulations adopted by the Commission under or in furtherance of the purposes of such Act or provision, as the case may be.

     "Trustee" means the party named as such in the first paragraph of this
      -------
Indenture until a successor Trustee replaces it pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" means or includes such
                                              -------
successor Trustee and if, at any time, there is more than one Trustee, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to the Securities of that series.

     "United States" means, unless otherwise specified with respect to the
      -------------
Securities of any series as contemplated by Section 3.1, the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

     (b) The following terms shall have the meanings specified in the Sections referred to opposite such term below:

          Term                        Section
          ----                        -------

          "Act"                       1.4(a)
          "Bankruptcy Law"            5.1
          "Consolidated Net Worth"    9.9(b)
          "covenant defeasance"       4.5
          "Custodian"                 5.1
          "Defaulted Interest"        3.7(b)
          "defeasance"                4.4
          "Distribution"              9.13
          "Event of Default"          5.1
          "Exchange Act"              9.6(a)
          "Register"                  3.5
          "Registrar"                 3.5
          "Subordinated Debt"         9.12

     Section 1.2  Compliance Certificates and Opinions.  Upon any application or
                  ------------------------------------
request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than pursuant to Sections 2.3, 3.3 and 9.7) shall include:

          (1) a statement that each individual signing such certificate or opinion has read such condition or covenant and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such condition or covenant has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

     Section 1.3  Form of Documents Delivered to Trustee.  In any case where
                  --------------------------------------
several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations as to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     Section 1.4  Acts of Holders. (a) Any request, demand, authorization,
                  ---------------
direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 315 of the Trust Indenture
Act) conclusive in favor of the Trustee and the Company if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other reasonable manner which the Trustee deems sufficient.

     (c) The ownership, principal amount and serial numbers of Securities held by any Person, and the date of commencement of such Person's holding the same, shall be proved by the Register.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

     (e) The Company may, in the circumstances permitted by the Trust Indenture Act, fix a record date for the determination of Holders entitled to make or give any request, demand, authorization, direction, notice, consent or waiver or to take any other Act authorized or permitted to be made, given or taken by the Holders, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before, on or after such record date, but only the Holders of record at the close of business on such record date (or their duly designated proxies) shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date.

     Section 1.5  Notices, etc., to Trustee and Company.  Any request, demand,
                  -------------------------------------
authorization, direction, notice, consent, waiver or other Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

          (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to the Company addressed to it at Farmland Industries, Inc., 3315 North Farmland Trafficway, Kansas City, Missouri, 64116, Attention: Chief Financial Officer or at any other address previously furnished in writing to the Trustee by the Company.

     Section 1.6  Notice to Holders; Waiver.  Where this Indenture provides for
                  -------------------------
notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each such Holder affected by such event, at his address as it appears in the Register, within the time prescribed for the giving of such notice.

     Neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders of Securities. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice.

     If by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice as provided above, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

     Any request, demand, authorization, direction, notice, consent, waiver or other Act required or permitted under this Indenture shall be in the English language.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     Section 1.7  Headings and Table of Contents.  The Article and Section
                  ------------------------------
headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     Section 1.8  Successors and Assigns.  All covenants and agreements in this
                  ----------------------
Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

     Section 1.9  Separability.  In case any provision of this Indenture or the
                  ------------
Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 1.10  Benefits of Indenture.  Nothing in this Indenture or in the
                   ---------------------
Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Registrar, any Paying Agent and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     Section 1.11  Governing Law.  THIS INDENTURE AND THE SECURITIES SHALL BE
                   -------------
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS. This Indenture is subject to the Trust Indenture Act and if any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under the Trust Indenture Act to be part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded.

     Section 1.12  Legal Holidays.  Unless otherwise specifically provided for
                   --------------
with respect to any series of Securities, in any case where any Interest Payment Date, Redemption Date, sinking fund payment date, Stated Maturity or Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or any Security, other than a provision in the Securities of any series which specifically states that such provision shall apply in lieu of this Section) payment of principal, premium, if any, or interest need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on such date; and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, sinking fund payment date, Stated Maturity or Maturity, as the case may be.

     Section 1.13  Incorporators, Stockholders, Officers and Directors of the
                   ----------------------------------------------------------
Company Exempt from Individual Liability.  No recourse under or upon any
----------------------------------------
obligation, covenant or agreement of or contained in this Indenture or of or contained in any Security, or for any claim based thereon or otherwise in respect thereof, or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor Person, either directly or through the Company or any successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Securities.

                                 ARTICLE 2
                                 Security Forms
                                 --------------

          Section 2.1  Forms Generally.  The Securities of each series shall be
                       ---------------
in substantially such form (including global form) as shall be established by delivery to the Trustee of an Officers' Certificate or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture. Such Securities may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as the Company may deem appropriate and as are not inconsistent with this Indenture, or as may be required to comply with the rules of any securities exchange, all as determined by the officers executing such Securities as evidenced by their execution of the Securities. If temporary Securities of any series are issued as permitted by Section 3.4, the form thereof also shall be established as provided in the preceding sentences. If the forms of Securities of any series are established by an Officers' Certificate, such Officers' Certificate shall be delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.3 for the authentication and delivery of such Securities.

          The permanent Securities, if any, shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

          Section 2.2  Form of Trustee's Certificate of Authentication.  The
                       -----------------------------------------------
Trustee's certificate of authentication shall be in substantially the following form:

     This is one of the Securities of a series issued under the within-mentioned Indenture.

                              THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), as Trustee



                              By:________________________
                                 Authorized Signatory


     Section 2.3  Securities in Global Form.  If Securities of or within a
                  -------------------------
series are issuable in whole or in part in temporary or permanent global form, as specified as contemplated by Section

3.1, then, notwithstanding clause (8) of Section 3.1(b) and the provisions of
Section 3.2, any such Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, or changes in the rights of Holders, of Outstanding Securities represented thereby, shall be made by the Trustee in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 3.3 or 3.4. Subject to the provisions of Sections 3.3, 3.4 and 3.5, the Trustee shall deliver and redeliver any Security in global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. Any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing (which need not comply with Section 1.2 hereof and need not be accompanied by an Opinion of Counsel).

     The provisions of the last paragraph of Section 3.3 shall apply to any Security in global form if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 1.2 and need not be accompanied by an Opinion of Counsel) with regard to the reduction or increase in the principal amount of Securities represented thereby, together with the written statement contemplated by the last paragraph of Section 3.3.

     Every Security in global form authenticated and delivered hereunder shall bear a legend in substantially the following form:

     THIS SECURITY IS A SECURITY ISSUED IN GLOBAL FORM AS CONTEMPLATED BY AND WITHIN THE MEANING OF THE INDENTURE DATED AS OF __________ ___, 1996, FROM FARMLAND INDUSTRIES, INC. TO THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), AS TRUSTEE (THE "INDENTURE"), AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU

     OF, THIS SECURITY SHALL BE A SECURITY ISSUED IN GLOBAL FORM SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.


                                   ARTICLE 3
                                 The Securities
                                 --------------

     Section 3.1  Amount Unlimited; Issuable in Series. (a) The aggregate
                  ------------------------------------
principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued from time to time in one or more series.

     (b) The following matters shall be established and (subject to Section 3.3) set forth, or determined in the manner provided, in an Officers' Certificate, a Board Resolution or one or more indentures supplemental hereto:

          (1) the title of the Securities of the series (which title shall distinguish the Securities of the series from all other Securities);

          (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (which limit shall not pertain to (i) Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 3.4, 3.5, 3.6, 8.6 or 10.7, and (ii) any Securities which, pursuant to the last paragraph of
     Section 3.3, are deemed never to have been authenticated and delivered hereunder);

          (3) the date or dates on which the principal of the Securities of the series is payable or the method of determination thereof;

          (4) the rate or rates at which the Securities of the series shall bear interest, if any, or the method of calculating such rate or rates of interest, the date or dates from which such interest shall accrue or the method by which such date or dates shall be determined, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date, if any, for the interest payable on any Security of such series on any Interest Payment Date;

          (5) the place or places where, subject to the provisions of Section 9.2, the principal of, premium, if any, and interest, if any, on Securities of the series shall be payable;

          (6) the period or periods within which, the price or prices at which, and the other terms and conditions upon which, Securities of the series may be redeemed, in whole or in part, at the option of the Company and, if other than as provided in Section 10.3, the manner in which the particular Securities of such series (if less than all Securities of such series are to be redeemed) are to be selected for redemption;

          (7) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or upon the happening of a specified event or at the option of a Holder thereof and the period or periods within which, the price or prices at which, and the other terms and conditions upon which, Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

          (8) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

          (9) if other than the principal amount thereof, the portion of the principal amount of the Securities of the series which shall be payable upon declaration of acceleration thereof pursuant to Section 5.2 or the method by which such portion shall be determined;

          (10) if other than as provided in Section 3.7, the Person to whom any interest on any Security of the series shall be payable, and the extent to which, or the manner in which (including any certification requirement and other terms and conditions under which), any interest payable on a temporary or permanent global Security on an Interest Payment Date will be paid if other than in the manner provided in Section 2.3 and Section 3.4, as applicable;

          (11) provisions, if any, granting special rights to the Holders of Securities of the series upon the occurrence of such events as may be specified;

          (12) any deletions from, modifications of or additions to the Events of Default set forth in Section 5.1 or covenants of the Company set forth in Article 9 pertaining to the Securities of the series;

          (13) if other than as provided in Sections 4.4 and 4.5, the means of defeasance or covenant defeasance as may be specified for the Securities of or within the series;

          (14) if other than the Trustee, the identity of the Registrar and any Paying Agent;

          (15) whether Securities of the series shall be issued in whole or in part in temporary or permanent global form and, if so, (i) the initial Depositary for such global Securities and (ii) if other than as provided in
     Section 3.4 or 3.5, as applicable, whether and the circumstance under which beneficial owners of interests in any Securities of the series in temporary or permanent global form may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination; and

          (16) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture), including without limitation any terms which may be required by or advisable under United States laws or regulations or advisable in connection with the marketing of Securities of the series.

          (c) All Securities of any one series shall be substantially identical except as to denomination and the rate or rates of interest, if any, and Stated Maturity, the date from which interest, if any, shall accrue and except as may otherwise be provided in or pursuant to an Officers' Certificate or a Board Resolution pursuant to this Section 3.1 or in an indenture supplemental hereto. All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened, without the consent of the Holders, for issuances of additional Securities of such series or for the establishment of additional terms with respect to the Securities of such series.

          (d) If any of the terms of the Securities of any series are established by action taken pursuant to a Board Resolution, a copy of such Board Resolution shall be certified by the Corporate Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth, or providing the manner for determining, the terms of the Securities of such series, and, if requested by the Trustee, an appropriate record of any action taken pursuant thereto in connection with the issuance of any

Securities of such series shall be delivered to the Trustee prior to the authentication and delivery thereof. With respect to Securities of a series subject to a Periodic Offering, such Board Resolution or Officers' Certificate may provide general terms for Securities of such series and provide either that the specific terms of particular Securities of such series shall be specified in a Company Order or that such terms shall be determined by the Company, or one or more of the Company's agents designated in an Officers' Certificate, in accordance with the Company Order as contemplated by the first proviso of the third paragraph of Section 3.3.

     Section 3.2  Denominations.  Unless otherwise provided as contemplated by
                  -------------
Section 3.1, any Securities of a series shall be issuable in denominations of $1,000 and any integral multiple thereof.

     Section 3.3  Execution, Authentication, Delivery and Dating.  Securities
                  ----------------------------------------------
shall be executed on behalf of the Company by the Chairman, the President, any Executive Vice President, any Senior Vice President or the Treasurer and attested to by the Corporate Secretary or Assistant Secretary of the Company. The Company's seal shall be affixed to the Securities, or a facsimile of such seal shall be reproduced on the Securities. The signatures of such officers on the Securities may be manual or facsimile.

     Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

     At any time and from time to time, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and the delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities; provided, however, that in the case of Securities
                         --------  -------
offered in a Periodic Offering, the Trustee shall authenticate and deliver such Securities from time to time in accordance with such other procedures (including, without limitation, the receipt by the Trustee of oral or electronic instructions from the Company or its duly authorized agents, thereafter promptly confirmed in writing) acceptable to the Trustee as may be specified by or pursuant to a Company Order delivered to the Trustee prior to the time of the first authentication of Securities of such series.

     If the form or terms of the Securities of a series have been established by or pursuant to one or more Officers' Certificates or one or more Board Resolutions as permitted by Sections 2.1 and 3.1, in authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 315(a) through (d) of the Trust Indenture Act) shall be fully protected in relying upon, an Opinion of Counsel stating,

          (1) that the forms and terms of such Securities have been established in conformity with the provisions of this Indenture; and

          (2) that such Securities when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to customary exceptions;
provided, however, that, with respect to Securities of a series subject to a
--------  -------
Periodic Offering, the Trustee shall be entitled to receive such Opinion of Counsel only once at or prior to the time of the first authentication of Securities of such series and that the Opinion of Counsel above may state:

          (x) that the forms of such Securities have been, and the terms of such Securities (when established in accordance with such procedures as may be specified from time to time in a Company Order, all as contemplated by and in accordance with a Board Resolution or an Officers' Certificate pursuant to Section 3.1, as the case may be) will have been, established in conformity with the provisions of this Indenture; and

          (y) that such Securities, when (1) executed by the Company, (2) completed, authenticated and delivered by the Trustee in accordance with this Indenture, and (3) issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to customary exceptions.

     With respect to Securities of a series subject to a Periodic Offering, the Trustee may conclusively rely, as to the authorization by the Company of any of such Securities, the form and terms thereof and the legality, validity, binding effect and enforceability thereof, upon such Opinion of Counsel and any other documents delivered pursuant to Sections 2.1 and 3.1, as applicable, at or prior to the time of the first authentication of Securities of such series unless and until it has received written notification that such opinion or other documents have been superseded or revoked. In connection with the authentication and delivery of Securities of a series subject to a Periodic Offering, the Trustee shall be entitled to assume that the Company's instructions to authenticate and deliver such Securities do not violate any rules, regulations or orders of any governmental agency or commission having jurisdiction over the Company.

     If the form or terms of the Securities of a series have been established by or pursuant to one or more Officers' Certificates or one or more Board Resolutions as permitted by Sections 2.1 and 3.1, the Trustee shall have the right to decline to authenticate such Securities if the issue of such Securities pursuant to this Indenture will adversely affect the Trustee's own rights, duties or immunities under this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

     If all of the Securities of any series are not to be issued at one time, it shall not be necessary to deliver the Officers' Certificate or the Board Resolution otherwise required pursuant to Section 3.1 at or prior to the time of the authentication of each Security of such series if such Officers' Certificate or Board Resolution is delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

     If the Company shall establish pursuant to Section 3.1 that the Securities of a series are to be issued in whole or in part in global form, then the Company shall execute and the Trustee shall, in accordance with this Section and the Company Order with respect to such series, authenticate and deliver one or more Securities in global form that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of the initially issued Outstanding Securities of such series to be represented by such Security or Securities in global form, (ii) shall be registered in the name of the Depositary for such Security or Securities in global form or the nominee of such Depositary, and (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instruction.

     Each Depositary designated pursuant to Section 3.1 for a Security in global form must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and any other applicable statute or regulation. The Trustee shall have no responsibility to determine if the Depositary is so registered.

     Each Security shall be dated the date of its authentication.

     No Security shall be entitled to any benefits under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the manual signature of one of the authorized signatories of the Trustee or an Authenticating Agent. Such signature upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered under this Indenture and is entitled to the benefits of this Indenture.

     Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.9 together with a written statement (which need not comply with Section 1.2 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall not be entitled to the benefits of this Indenture.

     Section 3.4  Temporary Securities.  Pending the preparation of definitive
                  --------------------
Securities of any series, the Company may execute and, upon Company Order, the Trustee shall authenticate and deliver temporary Securities of such series which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor and form, of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities. In the case of Securities of any series, such temporary Securities may be in global form.

     Except in the case of temporary Securities in global form, each of which shall be exchanged in accordance with the provisions thereof, if temporary Securities of any series are issued, the Company will cause permanent Securities of such series to be prepared without unreasonable delay. After preparation of such permanent Securities, the temporary Securities shall be exchangeable for such permanent Securities of like tenor upon surrender of the temporary Securities of such series at the office or agency of the Company pursuant to Section 9.2 in a Place of Payment for such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of permanent Securities of the same series of authorized denominations and of like tenor. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as permanent Securities of such series except as otherwise specified as contemplated by Section 3.1.

     Section 3.5  Registration, Registration of Transfer and Exchange.  The
                  ---------------------------------------------------
Company shall cause to be kept at the Corporate Trust Office of the Trustee or in any office or agency to be maintained by the Company in accordance with
Section 9.2 in a Place of Payment, a register (the "Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and the registration of transfers of Securities. The Register shall be in written form or any other form capable of being converted into written form within a reasonable time. The Trustee is hereby initially appointed "Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

     Upon surrender for registration of transfer of any Security of any series at the office or agency maintained pursuant to Section 9.2 in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor.

     At the option of the Holder, Securities of any series (except a Security in global form) may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount containing identical terms and provisions, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

     Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for Securities in certificated form in the circumstances described below, a Security in global form representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

     If at any time the Depositary for the Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such series or if at any time the Depositary for the Securities of such series shall no longer be eligible under Section 3.3, the Company shall appoint a successor Depositary with respect to the Securities of such series.
If a successor Depositary for the Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to Section 3.1(b)(15) shall no longer be effective with respect to the Securities of such series and the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of certificated Securities of such series of like tenor, shall authenticate and deliver Securities of such series of like tenor in certificated form, in authorized denominations and in an aggregate principal amount equal to the principal amount of the Security or Securities of such series of like tenor in global form in exchange for such Security or Securities in global form.

     The Company may at any time in its sole discretion determine that Securities of a series issued in global form shall no longer be represented by such a Security or Securities in global form. In such event, the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of certificated Securities of such series of like tenor, shall authenticate and deliver, Securities of such series of like tenor in certificated form, in authorized denominations and in an aggregate principal amount equal to the principal amount of the Security or Securities of such series of like tenor in global form in exchange for such Security or Securities in global form.

     If specified by the Company pursuant to Section 3.1 with respect to a series of Securities, the Depositary for such series may surrender a Security in global form of such series in exchange in whole or in part for Securities of such series in certificated form on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge,

     (i) to each Person specified by such Depositary a new certificated Security or Securities of the same series of like tenor, of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Security in global form; and

     (ii) to such Depositary a new Security in global form of like tenor in a denomination equal to the difference, if any, between the principal amount of the surrendered Security in global form and the aggregate principal amount of certificated Securities delivered to Holders thereof.

     Upon the exchange of a Security in global form for Securities in certificated form, such Security in global form shall be cancelled by the Trustee. Securities in certificated form issued in exchange for a Security in global form pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Security in global form, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.

     All Securities issued upon any registration of transfer or upon any exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the securities surrendered upon such registration of transfer or exchange.

     Every Security presented or surrendered for registration or transfer or for exchange shall (if so required by the Company, the Registrar or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Registrar and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or for any exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration or transfer or exchange of Securities, other than exchanges pursuant to Section 3.4, 8.6 or 10.7 not involving any transfer.

     The Company shall not be required (i) to issue, register the transfer of, or exchange any Securities for a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of like tenor and of the series of which such Security is a part selected for redemption under Section 10.3 and ending at the close of business on the day of such mailing or (ii) to register the transfer of or exchange any

Security so selected for redemption, in whole or in part, except the unredeemed portion of any Security being redeemed in part.

     Section 3.6  Replacement Securities.  If a mutilated Security is
                  ----------------------
surrendered to the Trustee, together with, in proper cases, such security or indemnity as may be required by the Company or the Trustee to save each of them and any agent of either of them harmless, the Company shall execute and the Trustee shall authenticate and deliver a replacement Security of the same series and principal amount and date of maturity, if the Trustee's requirements are met.

     If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver in lieu of any such destroyed, lost or stolen Security a replacement Security of the same series and principal amount, containing identical terms and provisions as the destroyed, lost or stolen Security.

     In case any such mutilated, destroyed lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

     Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or the Registrar) connected therewith.

     Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

     Section 3.7  Payment of Interest; Interest Rights Preserved.  (a) Unless
                  ----------------------------------------------
otherwise specified as contemplated by Section 3.1, interest, if any, on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency maintained for such purpose pursuant to Section 9.2; provided, however, that, at the option
                                          --------  -------
of the Company, interest on any series of Securities that bear interest may be paid (i) by check mailed to the address of the Person entitled thereto as it shall appear on the Register of Holders of Securities of such series, or (ii) to the extent specified as contemplated by Section 3.1, by wire transfer to an account maintained by the Person entitled thereto as specified in the Register of Holders of Securities of such series.

          (b) Unless otherwise specified as contemplated by Section 3.1, any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of his having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause (1) provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

          (2) The Company may make payment of any Defaulted Interest on the Securities of any series to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a specified date in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause (2), such manner of payment shall be deemed practicable by the Trustee.

          (c) Subject to the foregoing provisions of this Section and Section 3.5, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

     Section 3.8  Persons Deemed Owners.  Prior to due presentment of any
                  ---------------------
Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of, premium, if any, and (subject to Sections 3.5 and 3.7) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

     No holder of any beneficial interest in any global Security held on its behalf by a Depositary shall have any rights under this Indenture with respect to such global Security, and such Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the owner of such global Security for all purposes whatsoever. None of the Company, the Trustee or any agent of the Company or the Trustee shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Security in global form, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

     Section 3.9  Cancellation.  The Company at any time may deliver Securities
                  ------------
to the Trustee for cancellation. The Registrar and any Paying Agent shall forward to the Trustee any Securities surrendered to them for replacement, for registration of transfer, or for exchange or payment. The Trustee shall cancel all Securities surrendered for replacement, for registration of transfer, or for exchange, payment, redemption or cancellation and may dispose of cancelled Securities and issue a certificate of destruction to the Company. The Company may not issue new Securities to replace Securities that it has paid or delivered to the Trustee for cancellation, except as expressly permitted in the terms of Securities for any particular series or as permitted pursuant to the terms of this Indenture.

     Section 3.10  Computation of Interest.  Except as otherwise specified as
                   -----------------------
contemplated by Section 3.1, interest on any Securities of a series that bear interest shall be computed on the basis of a 360-day year of twelve 30-day months.

     Section 3.11  CUSIP Numbers.  The Company in issuing the Securities may use
                   -------------
"CUSIP" numbers (in addition to the other identification numbers printed on the Securities), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided, however, that any such notice
                                        --------  -------
may state that no representation is made as to the correctness of such "CUSIP" numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such "CUSIP" numbers.


                                   ARTICLE 4

                     Satisfaction and Discharge; Defeasance
                     --------------------------------------

     Section 4.1  Termination of Company's Obligations Under the Indenture.
                  --------------------------------------------------------
Except as otherwise specified as contemplated by Section 3.1, this Indenture shall upon a Company Request cease to be of further effect with respect to Securities of or within any series (except as to any surviving rights of registration of transfer or exchange of such Securities and replacement of such Securities which may have been destroyed, lost, stolen or mutilated, as herein expressly provided for) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to such Securities when:

          (1)  either

               (A) all such Securities previously authenticated and delivered (other than (i) such Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6, and (ii) such Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 9.3) have been delivered to the Trustee for cancellation; or

               (B) all such Securities not theretofore delivered to the Trustee cancelled or for cancellation

                    (i)  have become due and payable, or

                    (ii) will become due and payable at their Stated Maturity
               within one year, or

                    (iii) if redeemable at the option of the Company, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose, an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal, premium, if any, and interest, with respect thereto, to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company with respect to such Securities; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such series have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture with respect to any series of Securities, the obligation of the Company to the Trustee and any predecessor Trustee under Section 6.9, the obligations of the Company to any Authenticating Agent under Section 6.14 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 4.2 and the last paragraph of Section
9.3 shall survive.

     Section 4.2  Application of Trust Funds.  Subject to the provisions of the
                  --------------------------
last paragraph of Section 9.3, all money deposited with the Trustee pursuant to
Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal, premium, if any, and any interest for whose payment such money has been deposited with or received by the Trustee, but such money need not be segregated from other funds except to the extent required by law.

     Section 4.3  Applicability of Defeasance Provisions.  Unless otherwise
                  --------------------------------------
specified as contemplated by Section 3.1, the provisions of Sections 4.4 and 4.5, together with the provisions of Sections 4.6 through 4.8 inclusive, shall be applicable to the Securities of or within a series.

     Section 4.4  Defeasance and Discharge.  The Company, at its option, shall
                  ------------------------
be deemed to have been discharged from its obligations with respect to the Securities of or within a series on and after the date the conditions set forth in Section 4.6 are satisfied (hereinafter "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Securities which shall thereafter be deemed to be "Outstanding" only for the purposes this Article 4, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall on a Company Order execute proper instruments acknowledging the same), except the following which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of such Securities to receive, solely from the trust funds described in Section 4.6(a) and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest, if any, on such

Securities when such payments are due; (b) the rights, powers, trusts, duties and immunities of the Trustee hereunder; and (c) this Article 4. Subject to compliance with this Article 4, the Company may exercise its option under this Section notwithstanding the prior exercise of its option under Section 4.5 with respect to such Securities.


     Section 4.5  Covenant Defeasance.  The Company, at its option, shall be
                  -------------------
released from its obligations with respect to the Securities of or within a series under Sections 7.1, 9.4, 9.5, 9.8, 9.9, 9.10, 9.11, 9.12 and 9.13 and, if
specified pursuant to Section 3.1, its obligations under any other covenants, with respect to such Securities on and after the date the conditions set forth in Section 4.6 are satisfied (hereinafter "covenant defeasance"), and such Securities shall thereafter be deemed to be not "Outstanding" for the purposes of any request, demand, authorization, direction, notice, consent, waiver or other Act of Holders (and the consequences of any thereof) in connection with Sections 7.1, 9.4, 9.5, 9.8, 9.9, 9.10, 9.11, 9.12 and 9.13 or such other covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to such Securities, the Company may omit to comply with and shall have no liability in respect of any term, provision, condition or limitation set forth in any such Section or such other covenants, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or such other covenants or by reason of any reference in any such Section or such other covenants to any other provision herein or in any other document or otherwise and such omission to comply shall not constitute a Default or an Event of Default under Section 5.1(3) or 5.1(7) or otherwise, as the case may be, but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

     Section 4.6  Conditions to Defeasance or Covenant Defeasance.  The
                  -----------------------------------------------
following shall be the conditions to application of Section 4.4 or Section 4.5 to any Securities of or within a series:

          (a) The Company shall have deposited or caused to be deposited irrevocably with the Trustee (or another trustee satisfying the requirements of Section 6.12 who shall agree to comply with, and shall be entitled to the benefits of, the provisions of Sections 4.3 through 4.8 inclusive and the last paragraph of Section 9.3 applicable to the Trustee, for purposes of such Sections also a "Trustee") as trust funds in trust for the purpose of making the payments referred to in clauses (x) and (y) of this Section 4.6(a), specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, with instructions to the Trustee as to the application thereof, (A) money in an amount, or (B) Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment referred to in clause (x) or (y) of this Section 4.6(a), money in an amount or (C) a combination thereof in an amount, sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee to pay and discharge, (x) the principal of, premium, if any, and interest, if any, on such Securities on the Stated Maturity of such principal or installment of principal or interest and (y) any mandatory sinking fund payments applicable to such Securities on the day on which such payments are due and payable in accordance with the terms of this Indenture and such Securities. Before such a deposit the Company may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date or dates in accordance with Article 10 which shall be given effect in applying the foregoing.

          (b) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a Default or Event of Default under this Indenture or result in a breach or violation of, or constitute a default under, any other material agreement or instrument to which the Company is a party or by which it is bound.

          (c) No Default or Event of Default under Section 5.1(5) or 5.1(6) with respect to such Securities shall have occurred and be continuing during the period commencing on the date of such deposit and ending on the 91st day after such date (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

          (d) In the case of an exercise by the Company of its option under
     Section 4.4, the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel to the effect that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of execution of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred.

          (e) In the case of an exercise by the Company of its option under
     Section 4.5, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

          (f) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance under Section 4.4 or the covenant defeasance under Section 4.5 (as the case may be) have been complied with and an Opinion of Counsel to the effect that either (i) as a result of a deposit pursuant to subsection (a) above and the related exercise of the Company's option under Section 4.4 or Section 4.5 (as the case may be), registration is not required under the Investment Company Act of 1940, as amended, by the Company, with respect to the trust funds representing such deposit or by the Trustee for such trust funds or (ii) all necessary registrations under said Act have been effected.

          (g) Such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations which may be imposed on the Company in connection therewith as contemplated by Section 3.1.

     Section 4.7  Deposited Money and Government Obligations to be Held in
                  --------------------------------------------------------
Trust. Subject to the provisions of the last paragraph of Section 9.3, all money and Government Obligations (or other property as may be provided pursuant to Section 3.1) (including the proceeds thereof) deposited with the Trustee pursuant to Section 4.6 in respect of any Securities of or within any series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal, premium, if any, and interest, if any, but such money need not be segregated from other funds except to the extent required by law.

     Section 4.8  Transfers and Distribution at Company Request.  To the extent
                  ---------------------------------------------
permitted by the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 76, as amended or interpreted by the Financial Accounting Standards Board from time to time, or any successor thereto ("Standard No. 76"), or to the extent permitted by the Commission, the Trustee shall, from time to time, take one or more of the following actions as specified in a Company Request:

          (a) The Trustee shall retransfer, reassign and deliver to the Company any securities deposited with the Trustee pursuant to Section 4.6(a), provided that the Company shall, in substitution therefor, simultaneously transfer, assign and deliver to the Trustee other Government Obligations appropriate to satisfy the Company's obligations in respect of the relevant Securities.

          (b) The Trustee (and any Paying Agent) shall promptly pay to the Company upon a Company Request any excess money or securities held by them at any time, including, without limitation, any assets deposited with the Trustee pursuant to Section 4.6(a) exceeding those necessary for the purposes of Section 4.6(a).

The Trustee shall not take the actions described in subsections (a) and (b) of this Section 4.8 unless it shall have first received a written report of KPMG Peat Marwick LLP, or another nationally recognized independent public accounting firm, (i) expressing their opinion that the contemplated action is permitted by Standard No. 76 or the Commission, for transactions accounted for as extinguishment of debt under the circumstances described in paragraph 3.c of Standard No. 76 or any successor provision, and (ii) verifying the accuracy, after giving effect to such action or actions, of the computations which demonstrate that the amounts remaining to be earned on any Government Obligations deposited with the Trustee pursuant to Section 4.6(a) will be, when taken together with any money deposited with the Trustee pursuant to Section 4.6(a), sufficient for purposes of Section 4.6(a).

                                 ARTICLE 5

                             Defaults and Remedies
                             ---------------------

          Section 5.1  Events of Default.  An "Event of Default" occurs with
                       -----------------
respect to the Securities of any series if (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) the Company defaults in the payment of interest on any Security of that series when the same becomes due and payable and such default continues for a period of 30 days;

          (2) the Company defaults in the payment of the principal of or premium, if any, on any Security of that series when the same becomes due and payable at its Maturity or on redemption or otherwise, or in the payment of a mandatory sinking fund payment when and as due by the terms of the Securities of that series;

          (3) the Company defaults in the performance of, or breaches, any covenant or warranty of the Company in this Indenture with respect to any Security of that series (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and such default or breach continues for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

          (4) the Company defaults under the terms of any agreement or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed, whether such indebtedness now exists or shall hereafter be created, having an outstanding principal amount of $15,000,000 or more in the aggregate, and such indebtedness shall be accelerated so that the same shall be or become due and payable prior to the date on which the same would otherwise become due and payable and such acceleration is not rescinded or annulled within ten days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the

     Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series, a written notice specifying such default and stating that such notice is a "Notice of Default" hereunder (it being understood however, that, subject to the provisions of Section 6.1, the Trustee shall not be deemed to have knowledge of such default under such agreement or instrument unless a Responsible Officer of the Trustee shall have received written notice thereof from the Company, from any Holder, from the holder of any such indebtedness or from the trustee under any such agreement or instrument); provided, however, that if such default
                                        --------  -------
     under such agreement or instrument is remedied or cured by the Company or waived by the holders of such indebtedness, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of either the Trustee or any of the Holders of the Securities of that series;

          (5) the Company pursuant to or within the meaning of any Bankruptcy Law (A) commences a voluntary case, (B) consents to the entry of an order for relief against it in an involuntary case, (c) consents to the appointment of a Custodian of it or for all or substantially all of its property, or (D) makes a general assignment for the benefit of its creditors;

          (6) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (A) is for relief against the Company in an involuntary case, (B) appoints a Custodian of the Company or for all or substantially all of its property, or (C) orders the liquidation of the Company; and the order or decree remains unstayed and in effect for 90 days; or

          (7) any other Event of Default provided as contemplated by Section 3.1 with respect to Securities of that series.

     The term "Bankruptcy Law" means title 11, U.S. Code, or any similar federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

     Section 5.2  Acceleration; Rescission and Annulment.  If an Event of
                  --------------------------------------
Default with respect to the Securities of any series at the time Outstanding occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of all of the Outstanding Securities of that series, by written notice to the Company (and, if given by the Holders, to the Trustee), may declare the principal amount (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all the Securities of that series to be due and payable and upon any such declaration such principal amount (or, in the case of Original Issue Discount Securities, such specified amount) shall be immediately due and payable.

     At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series, by written notice to the Trustee, may rescind and annul such declaration and its consequences if all existing Defaults and Events of Default with respect to Securities of that series, other than the non-payment of the principal amount (or, in the case of Original Discount Securities, such specified amount) of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.7. No such rescission shall affect any subsequent Default or impair any right consequent thereon.

     Section 5.3  Collection of Indebtedness and Suits for Enforcement by
                  -------------------------------------------------------
Trustee.  The Company covenants that if:
-------

          (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal, premium, if any, and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium, if any, and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     Section 5.4  Trustee May File Proofs of Claim.  The Trustee may file such
                  --------------------------------
proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Holders of Securities allowed in any judicial proceedings relating to the Company, its creditors or its property.

     Section 5.5  Trustee May Enforce Claims Without Possession of Securities.
                  -----------------------------------------------------------
All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto.

     Section 5.6  Delay or Omission not Waiver.  No delay or omission by the
                  ----------------------------
Trustee or any Holder of any Securities to exercise any right or remedy accruing upon an Event of Default shall impair any such right or remedy or constitute a waiver of or an acquiescence in any such Event of Default.

     Section 5.7  Waiver of Past Defaults.  The Holders of a majority in
                  -----------------------
aggregate principal amount of Outstanding Securities of any series by notice to the Trustee may waive on behalf of the Holders of all Securities of such series a past Default or Event of Default with respect to that series and its consequences except (i) a Default or Event of Default in the payment of the principal of, premium, if any, or interest on any Security of such series or
(ii) in respect of a covenant or provision hereof which pursuant to Section 8.2 cannot be amended or modified without the consent of the Holder of each Outstanding Security of such series adversely affected. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture.

     Section 5.8  Control by Majority.  The Holders of a majority in aggregate
                  -------------------
principal amount of the Outstanding Securities of each series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it with respect to Securities of that series; provided, however, that (a) the
                                           --------  -------
Trustee may refuse to follow any direction that conflicts with law or this Indenture, (b) subject to the provisions of Article 6, the Trustee may refuse to follow any direction that is unduly prejudicial to the rights of the Holders of Securities of such series not joining in such direction or that would in the good faith judgment of the Trustee have a substantial likelihood of involving the Trustee in personal liability and (c) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

     Section 5.9  Limitation on Suits by Holders.  No Holder of any Security of
                  ------------------------------
any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (1) the Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

          (2) the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series shall have made a written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense to be, or which may be, incurred by the Trustee in pursuing the remedy;

          (4) the Trustee for 60 days after its receipt of such notice, request and the offer of indemnity has failed to institute any such proceedings; and

          (5) during such 60-day period, the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series has not given to the Trustee a direction inconsistent with such written request.

     No one or more Holders of the Securities of any series shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

     Section 5.10  Rights of Holders to Receive Payment.  Notwithstanding any
                   ------------------------------------
other provision of this Indenture, the right of any Holder of a Security to receive payment of principal of, premium, if any, and, subject to Sections 3.5 and 3.7, interest on such Security, on or after the respective due dates expressed in such Security (or, in case of redemption, on the Redemption Date), or, subject to Section 5.9, to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

     Section 5.11  Application of Money Collected.  If the Trustee collects any
                   ------------------------------
money pursuant to this Article, it shall pay out the money in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premiums, if any, or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          First:  to the Trustee for amounts due under Section 6.9;
          -----

          Second:  to Holders of Securities of a series in respect of which or
          ------
     for the benefit of which such money has been collected for amounts due and unpaid on such Securities for principal of, premium, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium, if any, and interest, respectively; and

          Third:  to the Company.
          -----

     Section 5.12  Restoration of Rights and Remedies.  If the Trustee or any
                   ----------------------------------
Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

     Section 5.13  Rights and Remedies Cumulative.  Except as otherwise provided
                   ------------------------------
with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.


                                   ARTICLE 6

                                  The Trustee
                                  -----------

     Section 6.1  Certain Duties and Responsibilities.  (a) With respect to
                  -----------------------------------
Securities of any series, except during the continuance of an Event of Default with respect to the Securities of such series,

               (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

               (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

          (b) In case an Event of Default has occurred and is continuing with respect to the Securities of any series, the Trustee shall exercise such of the rights and powers vested in it by this Indenture with respect to the Securities of such series, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

          (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:
                                                    ------

     (1) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

               (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

               (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it with respect to the Securities of any series in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of such series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.
          (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (e) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

     Section 6.2  Rights of Trustee.  Subject to the provisions of the Trust
                  -----------------
Indenture Act:

          (a) The Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

          (b) Any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or a Company Order (other than delivery of any Security to the Trustee for authentication and delivery pursuant to Section 3.3, which shall be sufficiently evidenced as provided therein) and any resolution of the Board of

     Directors may be sufficiently evidenced by a Board Resolution.

          (c) Whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate.

          (d) The Trustee may consult with counsel of its selection and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

          (e) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

          (f) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney, at the Company's expense.

          (g) The Trustee may act through agents or attorneys and shall not be responsible for the misconduct or negligence of any agent or attorney appointed with due care by it hereunder.

          (h) The Trustee shall not be charged with knowledge of any Default or Event of Default with respect to the Securities of any series for which it is acting as Trustee unless either (i) a Responsible Officer of the Trustee shall have actual knowledge of the Default or Event of Default, or (ii) written notice of such Default or Event of Default shall have been given to the Trustee by the Company or by any Holder of Securities of that series or any other series, or, in the event of a default pursuant to Section 5.1(4), by the holder of any other indebtedness of the Company or by the trustee of any other agreement or instrument to which the Company is a party.

          (i) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers conferred on it by this Indenture.

          (j) The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     Section 6.3  Trustee May Hold Securities.  The Trustee, any Paying Agent,
                  ---------------------------
any Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 310(b) and 311 of the Trust Indenture Act, may otherwise deal with the Company, an Affiliate or Subsidiary with the same rights it would have if it were not Trustee, Paying Agent, Registrar or such other agent.

     Section 6.4  Money Held in Trust.  Money held by the Trustee in trust
                  -------------------
hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

     Section 6.5  Trustee's Disclaimer.  The recitals contained herein and in
                  --------------------
the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities. The Trustee shall not be accountable for the Company's use of the proceeds from the Securities or for monies paid over to the Company pursuant to the Indenture.

     Section 6.6  Notice of Defaults.  If a Default occurs and is continuing
                  ------------------
with respect to the Securities of any series and if it is known to the Trustee, as contemplated by Section 6.2(h), the Trustee shall, within 90 days after it occurs, transmit, in the manner and to the extent provided in Section 313(c) of the Trust

Indenture Act, notice of all uncured or unwaived Defaults known to it; provided,
                                                                       --------
however, that, except in the case of a Default in payment on the Securities of
-------
any series, the Trustee may withhold the notice if and so long as the board of directors, the executive committee or a trust committee of its directors and/or its Responsible Officers in good faith determines that withholding such notice is in the interests of Holders of Securities of that series; provided further,
                                                             -------- -------
however, that, in the case of any default or breach of the character specified
-------
in Section 5.1(3) with respect to the Securities of such series, no such notice to Holders shall be given until at least 60 days after the occurrence thereof.

     Section 6.7  Reports by Trustee to Holders.  Within 60 days after each
                  -----------------------------
January 31 of each year commencing with the first January 31 after the first issuance of Securities pursuant to this Indenture, the Trustee shall transmit by mail to all Holders of Securities as provided in Section 313(c) of the Trust Indenture Act a brief report dated as of such January 31, if required by Section 313(a) of the Trust Indenture Act. The Trustee also shall comply with Sections 313(b) and 313(d) of the Trust Indenture Act. A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with the Company. The Company will notify the Trustee when any series of Securities are listed on any stock exchange.

     Section 6.8  Securityholder Lists.  The Trustee shall preserve in as
                  --------------------
current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders of Securities of each series. If the Trustee is not the Registrar, the Company shall furnish to the Trustee semiannually on or before the last day of June and December in each year, and at such other times as the Trustee may request in writing, a list, in such form and as of such date as the Trustee may reasonably require, containing all the information in the possession of the Registrar, the Company or any of its Paying Agents other than the Trustee as to the names and addresses of Holders of Securities of each series.

     Section 6.9  Compensation and Indemnity.  (a) The Company shall pay to the
                  --------------------------
Trustee from time to time such compensation as shall be agreed between the Company and the Trustee for all services rendered by it hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by it in connection with the performance of its duties under this Indenture, except any such expense as may be attributable to its negligence or bad faith. Such expenses shall include the reasonable compensation and expenses of the Trustee's agents and counsel.

     (b) The Company shall indemnify the Trustee for and hold it harmless against, any loss or liability incurred by it without negligence or bad faith on its part arising out of or in connection with its acceptance or administration of the trust or trusts hereunder. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld or delayed.

     (c) The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through negligence or bad faith.

     (d) To secure the payment obligations of the Company pursuant to this Section, the Trustee shall have a lien prior to the Securities of any series on all money or property held or collected by the Trustee, except that held in trust to pay principal, premium, if any, and interest on particular Securities.

     (e) When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.1(5) or Section 5.1(6), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

     (f) The provisions of this Section shall survive the termination of this Indenture.

     Section 6.10  Replacement of Trustee.  (a) The resignation or removal of
                   ----------------------
the Trustee and the appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in
Section 6.11.

     (b) The Trustee may resign at any time with respect to the Securities of any series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (c) The Holders of a majority in aggregate principal amount of the Outstanding Securities of any series may remove the Trustee with respect to that series by so notifying the Trustee and the Company and may appoint a successor Trustee for such series with the Company's consent.

     (d)  If at any time:

          (1) the Trustee fails to comply with Section 310(b) of the Trust Indenture Act with respect to the Securities of a series after written request therefor by the Company or by any Holder of a Security of such series who has been a bona fide Holder of a Security of such series for at least six months, or

          (2) the Trustee with respect to the Securities of any series shall cease to be eligible under Section 310(a) of the Trust Indenture Act and shall fail to resign after written request therefor by the Company or by any Holder of a Security of such series who has been a bona fide Holder of a Security of such series for at least six months; or

          (3) the Trustee with respect to the Securities of any series becomes incapable of acting, is adjudged a bankrupt or an insolvent or a receiver or public officer takes charge of the Trustee or its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by or pursuant to a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 315(e) of the Trust Indenture Act, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities of such series and the appointment of a successor Trustee or Trustees.

     (e) If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, with respect to Securities of one or more series, the Company, by or pursuant to Board Resolution, shall promptly appoint a successor Trustee with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 6.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     Section 6.11  Acceptance of Appointment by Successor.  (a) In case of the
                   --------------------------------------
appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee, without further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

     (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and such successor Trustee shall execute and deliver an indenture supplemental hereto wherein such successor Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, such successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (ii) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees as co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

     (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

     (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under the Trust Indenture Act and this Article.

     (e) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series in the manner provided for notices to the Holders of Securities in Section 1.6. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

     Section 6.12  Eligibility; Disqualification.  There shall at all times be a
                   -----------------------------
Trustee hereunder which shall be eligible to act as Trustee under Section 310(a) of the Trust Indenture Act. If a corporation publishes reports of condition at least annually, pursuant to law or the requirements of Federal, State, Territorial or District of Columbia supervising or examining authority, then for the purposes of Section 310(a)(2) of the Trust Indenture Act, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in this Article.

     Section 6.13  Merger, Conversion, Consolidation or Succession to Business.
                   -----------------------------------------------------------
Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

     Section 6.14  Appointment of Authenticating Agent.  The Trustee may appoint
                   -----------------------------------
an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue, exchange, registration of transfer or partial redemption thereof, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Any such appointment shall be evidenced by an instrument in writing signed by a Responsible Officer of the Trustee, a copy of which instrument shall be promptly furnished to the Company. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and, except as may otherwise be provided pursuant to
Section 3.1,
shall at all times be a bank or trust company or corporation organized and doing business and in good standing under the laws of the United States of America or of any State or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less that $1,500,000 and subject to supervision or examination by Federal or State authorities. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent for any series of Securities may at any time resign by giving written notice of resignation to the Trustee for such series and to the Company. The Trustee for any series of Securities may at any time terminate the agency of an Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee for such series may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent will serve in the manner set forth in
Section 1.6. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent herein. No successor Authenticating

Agent shall be appointed unless eligible under the provisions of this Section.

     The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation as may be agreed to in writing with the Company, including reimbursement of its reasonable expenses for its services under this Section.

     If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to or in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication substantially in the following form:

     This is one of the Securities of a series issued under the within-mentioned Indenture.

                              THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), as Trustee


                              By
                                 ----------------------------
                                    as Authenticating Agent


                              By
                                 ----------------------------
                                    Authorized Signatory

     Section 6.15  Trustee's Application for Instructions from the Company.  Any
                   -------------------------------------------------------
application by the Trustee for written instructions from the Company may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than 15 Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.

     Section 6.16   Preservation of Information; Communications to Holders.  (a)
                    ------------------------------------------------------
The Trustee shall comply with the obligations imposed upon it pursuant to
Section 312 of the Trust Indenture Act.

     (b) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 312 of the Trust Indenture Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act.


                                   ARTICLE 7

                  Consolidation, Merger or Sale by the Company
                  --------------------------------------------

     Section 7.1  Consolidation, Merger or Sale of Assets Permitted.  The
                  -------------------------------------------------
Company may merge or consolidate with or into any other corporation or sell, convey, transfer or otherwise dispose of all or substantially all of its assets to any Person, if (i) (A) in the case of a merger or consolidation, the Company is the surviving corporation or (B) in the case of a merger or consolidation where the Company is not the surviving corporation and in the case of any such sale, conveyance, transfer or other disposition, the successor or acquiring corporation is a corporation organized and existing under the laws of the United States or a State thereof and such corporation expressly assumes by supplemental indenture all the obligations of the Company under the Securities and under this Indenture, (ii) immediately thereafter, giving effect to such merger or consolidation, or such sale, conveyance, transfer or other disposition, no Default or Event of Default shall have occurred and be continuing, and (iii) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such merger or consolidation, or such sale, conveyance, transfer or other disposition complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with. In the event of the assumption by a successor corporation of the obligations of the Company as provided in clause (i)(B) of the immediately preceding sentence, such successor corporation shall succeed to and be substituted for the Company hereunder and under the Securities and all such obligations of the Company shall terminate.

                                 ARTICLE 8

                            Supplemental Indentures
                            -----------------------

          Section 8.1  Supplemental Indentures Without Consent of Holders.
                       --------------------------------------------------
Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into indentures supplemental hereto, in form reasonably satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

          (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series), or to surrender any right or power herein conferred upon the Company; or

          (3) to add any additional Events of Default with respect to all or any series of Securities; or

          (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to facilitate the issuance of Securities in global form; or

          (5) to add to, change or eliminate any of the provisions of this Indenture; provided, however, that any such addition, change or elimination
                --------  -------
     shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

          (6)  to secure the Securities; or

          (7) to establish the form or terms of Securities of any series as permitted by Sections 2.1 and 3.1; or

          (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11;

          (9) to correct or supplement any provision herein which may be inconsistent with any other provision herein or to make any other provisions with respect to matters or questions arising under this Indenture, provided, however, such action shall not adversely affect the
                --------  -------
     interests of the Holders of Securities of any series in any material respect; or to cure any ambiguity or correct any mistake; or

          (10) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the Trust Indenture Act or under any similar Federal statute subsequently enacted, and to add to this Indenture such other provisions as may be expressly required under the Trust Indenture Act.

     Section 8.2  With Consent of Holders.  With the written consent of the
                  -----------------------
Holders of a majority of the aggregate principal amount of the Outstanding Securities of each series adversely affected by such supplemental indenture, the Company and the Trustee may enter into an indenture or indentures supplemental hereto to add any provisions to or to change or eliminate any provisions of this Indenture or of any other indenture supplemental hereto or to modify the rights of the Holders of Securities of each such series; provided, however, that
                                                  --------  -------
without the consent of the Holder of each Outstanding Security of such series adversely affected thereby, an amendment under this Section may not:

          (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date);

          (2) reduce the percentage in aggregate principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture;

          (3) change any obligation of the Company to maintain an office or agency in the places and for the purposes specified in Section 9.2; or

          (4) make any change in Section 5.7 or this Section 8.2 except to increase any percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holders of each Outstanding Security of such series adversely affected thereby.

     A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture, which has expressly been included solely for the benefit of one or more particular series of Securities, or that modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

     It is not necessary under this Section 8.2 for the Holders to consent to the particular form of any proposed supplemental indenture, but it is sufficient if they consent to the substance thereof.

     Section 8.3  Compliance with Trust Indenture Act.  Every supplemental
                  -----------------------------------
indenture executed pursuant to this Article shall comply with the requirements of the Trust Indenture Act as then in effect.

     Section 8.4  Execution of Supplemental Indentures.  In executing, or
                  ------------------------------------
accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modification thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 315 of the Trust Indenture Act) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     Section 8.5  Effect of Supplemental Indentures.  Upon the execution of any
                  ---------------------------------
supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

     Section 8.6  Reference in Securities to Supplemental Indentures.
                  --------------------------------------------------
Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

     Section 8.7    Notice to Holders.  Promptly after the execution by the
                    -----------------
Company and the Trustee of any supplemental indenture under Section 8.2 with respect to the Securities of any series, the Company shall transmit to all Holders of such Securities a notice, in accordance with Section 1.6, setting forth in general terms the substance of such supplemental indenture.


                                   ARTICLE 9

                                   Covenants
                                   ---------

     Section 9.1  Payment of Principal, Premium, if any, and Interest.  The
                  ---------------------------------------------------
Company covenants and agrees for the benefit of the Holders of each series of Securities that it will duly and punctually pay the principal of, premium, if any, and interest on the Securities of that series in accordance with the terms of the Securities of such series and this Indenture. An installment of principal or interest shall be considered paid on the date it is due if the Trustee or Paying Agent holds on that date money designated for and sufficient to pay the installment.

     Section 9.2  Maintenance of Office or Agency.  The Company will maintain in
                  -------------------------------
each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location and any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in
              --------  -------
any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

     Unless otherwise specified as contemplated by Section 3.1, the Company hereby initially designates as the Place of Payment for each series of Debt Securities, the City and State of New York.

     Unless otherwise specified as contemplated by Section 3.1, the Trustee shall initially serve as Paying Agent.

     Section 9.3  Money for Securities to Be Held in Trust; Unclaimed Money.  If
                  ---------------------------------------------------------
the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of, premium, if any, or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, premium, if any, or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee in writing of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents with respect to any series of Securities, it will, prior to or on each due date of the principal, and premium, if any, or interest on any Securities of such series, deposit with a Paying Agent a sum sufficient to pay the principal, and premium, if any, or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the

Company promptly will notify the Trustee of its action or failure so to act.

     The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of, premium, if any, or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any Default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal, premium, if any, or interest on the Securities; and

          (3) at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by a Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of any principal, premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium, if any, or interest has become due and payable shall be paid to the Company on a Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being
       --------  -------
required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, or cause to be mailed to such Holder, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

     Section 9.4  Corporate Existence .  Subject to Article 7, the Company will
                  --------------------
at all times do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and its rights and franchises;

provided, however, that nothing in this Section 9.4 shall prevent the
--------  -------
abandonment or termination of any right or franchise of the Company if, in the determination of the Company, such abandonment or termination is in the best interests of the Company and does not materially adversely affect the ability of the Company to operate its business or to fulfill its obligations hereunder.

     Section 9.5  Insurance.  The Company covenants and agrees that it will
                  ---------
maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations or through a program of self-insurance in such amounts and covering such risks as, in the determination of the Company, are consistent with sound business practice for corporations engaged in the same or a similar business similarly situated.

     Section 9.6  Reports by the Company.  The Company covenants:
                  ----------------------

          (a) to file with the Trustee, within 30 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); or, if the Company is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to
     Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

          (b) to file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture, as may be required from time to time by such rules and regulations; and

          (c) to transmit to all Holders of Securities, within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and (b) of this Section 9.6, as may be required by rules and regulations prescribed from time to time by the Commission.

     Section 9.7  Annual Review Certificate; Notice of Default.  The Company
                  --------------------------------------------
covenants and agrees to deliver to the Trustee, within 120 days after the end of each fiscal year of the Company, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture. For purposes of this Section 9.7, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture. The Company shall file with the Trustee written notice of the occurrence of any Event of Default within 45 Business Days of its becoming aware of any such Event of Default.

     Section 9.8  Provision of Financial Statements.  If the Company is not
                  ---------------------------------
required to file with the Commission periodic reports and other information pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act, the Company shall furnish without cost to each Holder and file with the Trustee (i) within 135 days after the end of each fiscal year, annual reports containing the information required to be contained in Items 1, 2, 3, 6, 7, 8 and 9 of Form 10-K promulgated under the Exchange Act, or substantially the same information required to be contained in comparable items of any successor form, (ii) within 60 days after the end of each of the first three fiscal quarters of each fiscal year, quarterly reports containing the information required to be contained in Form 10-Q promulgated under the Exchange Act, or substantially the same information required to be contained in any successor form, and (iii) promptly from the time after the occurrence of an event required to be therein reported, such other reports containing information required to be contained in

Form 8-K promulgated under the Exchange Act, or substantially the same information required to be contained in any successor form.

     Section 9.9  Limitation on Liens.  (a) The Company will not issue, assume
                  -------------------
or guarantee any indebtedness for borrowed money (referred to in this Section
9.9 as "indebtedness", which term shall not include any guarantee, cash deposit or other recourse obligation in connection with the sale, securitization or discount by the Company of finance or accounts receivable, trade acceptances or other paper arising in the ordinary course of its business) secured by a mortgage, security interest, pledge or lien (referred to in this Section 9.9 as a "mortgage" or "mortgages") of or upon any property of the Company whether such property is owned at the date of this Indenture or thereafter acquired, without making effective provision whereby the Securities (together with, if the Company shall so determine, any other indebtedness issued, assumed or guaranteed by the Company and then existing or thereafter created) shall be secured by such mortgage equally and ratably with (or, at the option of the Company, prior to) such indebtedness, so long as such indebtedness shall be so secured; provided,
                                                                     --------
however, that the foregoing shall not apply to any of the following:
-------


          (1) mortgages of or upon any property (including, without limitation, inventory) acquired, constructed or improved by, or of or upon any shares of capital stock or indebtedness acquired by, the Company after the date of this Indenture (A) to secure the payment of all or any part of the purchase price of such property, shares of capital stock or indebtedness upon the acquisition thereof by the Company or (B) to secure any indebtedness issued, assumed or guaranteed by the Company prior to, at the time of, or within 360 days after (i) in the case of property, the latest of the acquisition, completion of construction (including any improvements on existing property) and commencement of commercial operation of such property, or (ii) in the case of shares of capital stock or indebtedness, the acquisition of such shares of capital stock or indebtedness, which indebtedness is issued, assumed or guaranteed for the purpose of financing or refinancing all or any part of the purchase price of such property, shares of capital stock or indebtedness and, in the case of property, the cost of construction thereof or improvements thereon, provided, however,
                                                           --------  -------
     that, in the case of any such acquisition, construction or improvement of property, the mortgage shall not apply to any property, shares of capital stock or indebtedness theretofore owned by the Company other than (x) any real property on which the property so acquired or constructed or the improvement is located or (y) any real property to which the property so acquired or constructed or the improvement attaches or is affixed;

          (2) mortgages of or upon any property, shares of capital stock or indebtedness, which mortgages exist at the time of acquisition of such property, shares or indebtedness by the Company;

          (3) mortgages of or upon any property of a corporation, which mortgages exist at the time such corporation is merged with or into or consolidated with the Company or which mortgages exist at the time of a sale or transfer of the properties of a corporation as an entirety or substantially as an entirety to the Company;

          (4) mortgages to secure indebtedness of the Company to any Subsidiary, provided, however, that the money borrowed by the Company from
                 --------  -------
     such Subsidiary that constitutes such indebtedness arose from the internal operations of such Subsidiary;

          (5) mortgages in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, or in favor of any other country or political subdivision to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred, assumed or guaranteed for the purpose of financing or refinancing all or any part of the purchase price of the property, shares of capital stock or indebtedness subject to such mortgages, or the cost of constructing or improving the property subject to such mortgages (including, without limitation, mortgages incurred in connection with pollution control, industrial revenue or similar financings);

          (6) mortgages on properties financed through tax-exempt municipal obligations, provided that such mortgages are limited to the property so financed;

          (7)  mortgages existing on the date of execution of this Indenture;

          (8) mortgages of or upon any grain inventory to secure any indebtedness incurred, assumed or guaranteed by the Company;

          (9) mortgages of or upon any equity or other interest in the Trinidad Venture to facilitate the availability of political risk insurance and/or to secure any indebtedness in connection with or relating to the Trinidad Venture; and

          (10) any extension, renewal, substitution, refinancing, refunding or replacement (or successive extensions, renewals, substitutions, refinancings, refundings or replacements) (each a "refinancing") in whole or in part of any mortgage existing at the date of the Indenture or any mortgage referred to in the foregoing clauses (1) through (9), inclusive, provided, however, that the principal amount of indebtedness secured
     --------  -------
     thereby shall not exceed the principal amount of indebtedness so secured at the time of the refinancing plus the aggregate amount of premiums, other payments, costs and expenses required to be paid or incurred in connection with the refinancing, and that the refinancing shall be limited to all or a part of the property (plus improvements and construction on such property), shares of capital stock or indebtedness which was subject to the mortgage so extended, renewed, substituted, refinanced, refunded or replaced.

     (b) Notwithstanding the provisions of subsection (a) of this Section, the Company may, without equally and ratably securing the Securities, issue, assume or guarantee indebtedness secured by a mortgage not excepted by clauses (1) through (10), inclusive, of such subsection (a), if the aggregate amount of such indebtedness, together with all other indebtedness of, or indebtedness guaranteed by, the Company existing at such time and secured by mortgages not so excepted, does not at the time exceed 10% of the Company's Consolidated Net Worth. "Consolidated Net Worth" shall be the difference between the Company's consolidated total assets and consolidated total liabilities as shown on the Company's most recent audited consolidated financial statements prepared in accordance with generally accepted accounting principles.

     Section 9.10  Ownership of Material Subsidiary Stock.  The Company
                   --------------------------------------
covenants that it will not take any action which would result in a decrease in the percentage of the outstanding shares of stock of any Material Subsidiary directly or indirectly owned by the Company, except as the result of (1) the issuance of directors' qualifying shares, (2) the declaration and payment of patronage refunds, (3) the issuance of capital stock to members, (4) the purchase or retirement of shares with the proceeds of newly issued shares, or
(5) the sale of capital stock at a price determined by the Company (which determination may be evidenced by a resolution of the Company's Board of Directors) to be the fair value thereof.

     Section 9.11  Transactions with Affiliates.  The Company covenants that it
                   ----------------------------
will not enter into any transaction, including, without limitation, the purchase, sale or exchange of property or the rendering of any service, with any Affiliate of the Company or any Subsidiary except in the ordinary course of business and upon fair and reasonable terms taking into account the nature of the Company's or the Subsidiary's business.

     Section 9.12  Prepayment of Subordinated Debt.  The Company covenants that
                   -------------------------------
it will not pay, prepay or purchase, redeem or otherwise acquire any or all of the indebtedness of the Company which is by its terms made subordinate or junior in right of payment to the Securities or other indebtedness of the Company (the "Subordinated Debt"), except: (1) a regularly scheduled payment thereof; (2) any mandatory prepayment required under the terms of the subordination agreement related to such Subordinated Debt; and (3) any other payment or prepayment or any purchase, redemption or other acquisition of such Subordinated Debt if, after giving effect to such other payment or prepayment or such purchase, redemption or other acquisition (a) the principal amount of all outstanding Subordinated Debt is equal to or greater than Two Hundred Million Dollars ($200,000,000), and (b) there are no Defaults or Events of Default under this Indenture.

     Section 9.13  Restriction on Certain Payments.  The Company covenants that
                   -------------------------------
it will not pay any patronage refunds or pay any dividends on its stock or purchase or redeem any of its stock or capital credits at any time (except refunds, dividends, purchases or redemptions payable in common stock of the Company or capital credits or other equity credits) (any of the foregoing being referred to herein as a "Distribution"), if, after giving effect to such Distribution (a) its Consolidated Net Worth would be less than $475,000,000, or
(b) the aggregate amount of all Distributions in respect of a given fiscal year (the "Applicable Year") (whether such Distribution actually is paid or made in the Applicable Year or subsequent thereto) would exceed the greater of (i) the Company's net income for the Applicable Year or (ii) the Company's patronage earnings (i.e., member-sourced income) for the Applicable Year; provided,
                                                                --------
however, that the foregoing limitation in clause (b) above shall not apply if,
-------
after giving effect to such Distribution, the Company's Consolidated Net Worth would be $600,000,000 or more; provided, further, however, that notwithstanding
                               --------  -------  -------
any of the foregoing limitations: (A) the Company may pay or make Distributions in respect of any Applicable Year in an aggregate amount not exceeding the greater of (1) 50% of the Company's net income for the Applicable Year or (2) 50% of the Company's patronage earnings for the Applicable Year (provided that, in any event, the Company may pay cash patronage refunds in respect of any Applicable Year to the extent necessary for the patronage distribution to satisfy the requirement, presently set forth in the last sentence of Section 1388(c)(1) of the Internal Revenue Code of 1986, as amended (or any successor provision), that a specific portion of a patronage dividend (presently 20%) be paid in money or by a qualified check); (B) the Company may pay or make Distributions in connection with estate settlements; and
(C) the Company may pay or make Distributions that arise by operation of law (including, without limitation, pursuant to a court order, judgment or decree).

     Section 9.14  Waiver of Certain Covenants.  The Company may fail or omit in
                   ---------------------------
any particular instance to comply with the covenants set forth in this Article IX (other than Sections 9.1, 9.2 and 9.4) with respect to any series of Securities if the Company shall have obtained and filed with the Trustee prior to the time for such compliance the consent in writing of the Holders of at least a majority in aggregate principal amount of all of the Securities of such series at the time Outstanding either waiving such compliance in such instance or generally waiving compliance with such covenant or covenants, but no such waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon.


                                   ARTICLE 10

                                   Redemption
                                   ----------

     Section 10.1  Applicability of Article.  Securities of any series which are
                   ------------------------
redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.1 for Securities of any series) in accordance with this Article.

     Section 10.2  Election to Redeem; Notice to Trustee.  The election of the
                   -------------------------------------
Company to redeem any Securities shall be evidenced by or pursuant to a Board Resolution or an Officers' Certificate. In the case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities (a) prior to the expiration of any restriction on such redemption provided in the terms of such Securities, or (b) pursuant to an election of the Company which is subject to a condition specified in the terms at such Securities, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.

     Section 10.3  Selection of Securities to Be Redeemed.  Unless otherwise
                   --------------------------------------
specified as contemplated by Section 3.1, if less than all the Securities of a series with the same original issue date, interest rate and Stated Maturity are to be redeemed, the Trustee, not more than 45 days prior to the Redemption Date, shall select the Securities of the series to be redeemed in such manner as the Trustee shall deem fair and appropriate. The Trustee shall make the selection from the Securities of the series that are Outstanding and that have not previously been called for redemption and may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series.

     The Trustee shall promptly notify the Company and the Registrar in writing of the Securities selected by the Trustee for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

     Section 10.4  Notice of Redemption.  Unless otherwise specified as
                   --------------------
contemplated by Section 3.1, notice of redemption shall be given in the manner provided in Section 1.6 not less than 30 days nor more than 60 days prior to the Redemption Date to the Holders of the Securities of any series to be redeemed.

     All notices of redemption shall state:

          (1)  the Redemption Date;

          (2)  the Redemption Price;

          (3) if fewer than all the Outstanding Securities of a series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Security or Securities to be redeemed;

          (4) in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the Holder will receive, without a charge, a new Security or Securities of such series of authorized denominations for the principal amount thereof remaining unredeemed;

          (5) the Place or Places of Payment where such Securities maturing after the Redemption Date are to be surrendered for payment for the Redemption Price;

          (6) that Securities of the series called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

          (7) that, on the Redemption Date, the Redemption Price will become due and payable upon each such Security, or the portion thereof, to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date;

          (8) that the redemption is for a sinking fund, if such is the case;
     and

          (9) if applicable, the CUSIP number for the Securities of the series called for redemption.

     Notice of redemption of Securities to be redeemed shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

     Section 10.5  Deposit of Redemption Price.  On or prior to any Redemption
                   ---------------------------
Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 9.3) an amount of money sufficient to pay on the Redemption Date the Redemption Price of, and (unless the Redemption Date shall be an Interest Payment Date) interest accrued to the Redemption Date on, all Securities or portions thereof which are to be redeemed on that date.


     Section 10.6  Securities Payable on Redemption Date.  Notice of redemption
                   -------------------------------------
having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such

Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest on
                     --------  -------
Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.7.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

     Section 10.7  Securities Redeemed in Part.  Upon surrender of a Security
                   ---------------------------
that is redeemed in part at any Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of that Security, without service charge, a new Security or Securities of the same series, the same form and the same Maturity in any authorized denomination equal in aggregate principal amount to the unredeemed portion of the principal of the Security surrendered.


                                   ARTICLE 11

                                 Sinking Funds
                                 -------------

     Section 11.1  Applicability of Article.  The provisions of this Article
                   ------------------------
shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.1 for Securities of such series.

     The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". Except as otherwise specified by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 11.2. Each sinking fund payment shall be applied to the redemption of

Securities of any series as provided for by the terms of Securities of such series.

     Section 11.2  Satisfaction of Sinking Fund Payments with Securities.  The
                   -----------------------------------------------------
Company (a) may deliver Outstanding Securities of a series (other than any such Securities previously called for redemption), and (b) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited.
        --------
Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.


     Section 11.3  Redemption of Securities for Sinking Fund.  Not less than 60
                   -----------------------------------------
days prior to each sinking fund payment date for any series of Securities (unless a shorter period shall be satisfactory to the Trustee), the Company shall deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 11.2 and shall also deliver to the Trustee any Securities to be so credited and not theretofore delivered to the Trustee. Not less than 45 days before each such sinking fund payment date (unless a shorter period shall be satisfactory to the Trustee), the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 10.3 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 10.4. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 10.5, 10.6 and 10.7.

                             ----------------------

     This Indenture may be executed with counterpart signature pages or in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                              FARMLAND INDUSTRIES, INC.


                              By:
                                 ---------------------------
                                 Name:
                                 Title:


                              THE CHASE MANHATTAN BANK (NATIONAL
                              ASSOCIATION), as Trustee


                              By:
                                 -----------------------------
                                 Name:
                                 Title: